UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2023

KADANT INC.
(Exact name of registrant as specified in its charter)

Commission file number 001-11406

Delaware	52-1762325
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
One Technology Park Drive
Westford, Massachusetts 01886
(Address of principal executive offices, including zip code)
(978) 776-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KAI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

KADANT INC.

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2023, Kadant Inc. (“Kadant” or the “Company”) entered into a Securities Purchase Agreement (the “Acquisition Agreement”) by and among Key Knife, Inc., Key Knife Canadian Investments Corporation, Key Knife, Inc. Employee Stock Ownership Trust, the Company, and Kadant Canada Corp. for the purchase of all the outstanding equity interests of Key Knife, Inc. and Key Knife Canadian Investments Corporation (collectively, “Key Knife”) for approximately $156 million in cash, subject to certain customary adjustments (the “Acquisition”). Key Knife is a global supplier of engineered knife systems for custom chipping, planing and flaking solutions for wood product industries and will become part of Kadant’s Industrial Processing reporting segment upon the closing, which is expected to occur in early January 2024.

The parties' obligations to consummate the Acquisition are subject to certain customary closing conditions. Approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, was obtained. There is no financing condition to closing in the Acquisition Agreement.

The Acquisition Agreement contains customary representations, warranties and covenants. The parties have also agreed to enter into a representation and warranty insurance policy and to indemnify each other for specified matters, subject to certain limitations. Pursuant to the Acquisition Agreement, a portion of the cash consideration of approximately $5 million has been deposited into an escrow fund to satisfy certain customary post-closing adjustments and indemnity obligations, if any. Either party may terminate the Acquisition Agreement if (i) the closing has not occurred on or prior to March 1, 2024 or (ii) the other party has breached its representations, warranties or covenants, subject to customary materiality qualifications and abilities to cure. Key Knife is subject to confidentiality and non-solicitation provisions.

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Acquisition Agreement, a copy of which will be filed as an exhibit to Kadant's Annual Report on Form 10-K for the fiscal year ended December 30, 2023 with the Securities and Exchange Commission.

The above description of the Acquisition Agreement is not intended to provide any other factual information about Kadant, Key Knife, or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Acquisition Agreement were made only for purposes of the Acquisition Agreement and only as of specific dates, were solely for the benefit of the parties to the Acquisition Agreement, and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Acquisition Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Acquisition Agreement, which subsequent information may or may not be fully reflected in public disclosures by Kadant or Key Knife. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of Kadant, Key Knife or any of their respective subsidiaries, affiliates or businesses.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by the Company in connection with the Acquisition is furnished with this Current Report on Form 8-K and attached hereto as Exhibit 99.

The information contained in this Item 7.01 (including Exhibit 99) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

KADANT INC.

Safe Harbor Statement

The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about the financial and operating performance of Key Knife, the benefits of the proposed Acquisition, the probable timing and financing of the Acquisition, and the expected future business and financial performance of Key Knife and Kadant. These forward-looking statements represent our expectations as of the date of this Current Report on Form 8-K. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading “Risk Factors” in Kadant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to the ability to consummate the Acquisition; the ability to obtain financing to complete the Acquisition; Kadant's ability to successfully integrate Key Knife and its operations and employees and realize anticipated benefits from the Acquisition; unanticipated disruptions to the business, general and regional economic conditions, and the future performance of Key Knife; the risk that the conditions to the closing of the Acquisition are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Acquisition; uncertainties as to the timing of the Acquisition; competitive, investor or customer responses to the Acquisition; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from the Acquisition; adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; health epidemics and pandemics; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; supply chain constraints, inflationary pressure, price increases and shortages in raw materials; competition; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The following exhibits relating to Item 1.01 and Item 7.01 shall be deemed to be furnished and not filed.

Exhibit
No.	Description of Exhibits

99	Press release issued by the Company on December 28, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

KADANT INC.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: December 28, 2023	By	/s/ Michael J. McKenney
Michael J. McKenney Executive Vice President and Chief Financial Officer

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